Atlas Insurance Trust
Supplement dated May 23, 2006, to
Statement of Additional Information dated April 30, 2006

On May 7, 2006 Wachovia Corporation and Golden West Financial Corporation, parent of World Savings Bank FSB and sole shareholder of Atlas Advisers, Inc. and Atlas Securities, Inc. signed a definitive agreement to merge, pending shareholder approval. The merger is expected to be effective sometime in the fourth quarter of 2006.

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC, as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC, as Sub-Adviser to the Atlas Value Fund. All of the following changes are to be effective July 31, 2006.

On page 16 of the Statement of Additional Information, Paragraph 1 of the section titled “Foreign Securities” is replaced with the following:

The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Dual Focus Fund, the Global Growth Fund, and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Dual Focus Fund and Emerging Growth Fund may invest up to 25% of their assets in foreign securities.

On page 37 of the Statement of Additional Information, the section titled “Code of Ethics” is replaced with the following:

The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., Fund Asset Management, L.P., OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

On Page 40 of the Statement of Additional Information, Paragraph 1 of the section titled “Portfolio Managers for the Underlying Atlas Funds” is replaced with the following:

Robert M. Shearer is primarily responsible for the day-to-day management of the DUAL FOCUS FUND (formerly BALANCED FUND) (since July 2006). Mr. Shearer has been with MLIM since 1997 and is currently the Senior Portfolio Manager of the Merrill Lynch Equity Dividend Fund. He also manages the ML Natural Resources Trust. Mr. Shearer holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the New York Society of Security Analysts.

On Page 41 of the Statement of Additional Information, Paragraph 8 of the section titled “Portfolio Managers for the Underlying Atlas Funds” is replaced with the following:

Robert C. Doll, Jr. is primarily responsible for the day-to-day management of the VALUE FUND (since July 2006). Mr. Doll has been President and Chief Investment Officer of MLIM since September 2001. He joined MLIM in June 1999 as Chief Investment Officer for Equities, and was promoted to the position of Global Chief Investment Officer in November 1999. Mr. Doll is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

On February 15, 2006, BlackRock, Inc. (BlackRock) and Merrill Lynch & Co., Inc. (Merrill Lynch) announced that they have reached an agreement to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including FAM and Merrill Lynch International Limited), and BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have a 45% voting interest in the combined company. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The transaction has been approved by the boards of directors of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006.